PROSPECTUS SUPPLEMENT

March 22, 2024

for

Park Avenue Variable Universal Life (VUL) – 97 Form

Park Avenue Life (PAL) 97

Park Avenue Life (PAL) 95

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with:

(1)	the Prospectus dated May 1, 2001, as supplemented, for Park Avenue Variable Universal Life (VUL) – 97 Form issued through The Guardian Separate Account M;

(2)	the Prospectus dated April 30, 2012, as supplemented, for the Park Avenue Life (PAL) 95 Variable Whole Life Insurance Policy with Modified Scheduled Premiums issued through The Guardian Separate Account K;

(3)	the Prospectus dated April 30, 2012, as supplemented, for the Park Avenue Life (PAL) 97 Variable Whole Life Insurance Policy with Modified Scheduled Premiums issued through The Guardian Separate Account K

The Boards of Directors of American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. have approved an agreement and plan of reorganization of each American Century VP fund into and with a substantially similar series and class of Lincoln Variable Insurance Products. Contingent on Shareholder approval, American Century VP International Fund Class I will be acquired by the LVIP American Century International Fund Standard Class II and American Century VP Value Fund Class I will be acquired by LVIP American Century Value Fund Standard Class II (respectively the “Acquired Portfolios” and the “Acquiring Portfolio,” and together the “Portfolios”), on or about April 26, 2024 (the “Transaction Date”). On the Transaction Date, all of the Acquired Portfolios’ assets and liabilities will be transferred to the applicable Acquiring Portfolios, and policy owners with account value allocated to each Acquired Portfolio will receive shares of the same class of the applicable Acquiring Portfolio.

Prior to the Transaction Date, you may change your premium payment allocations instructions and transfer your allocations of policy account value to any other available variable investment options, or the fixed-rate option, offered under the terms of your Policy. Any policy account value in the Policy that is allocated to an Acquired Portfolio at the close of business on the Transaction Date will be transferred to the Acquiring Portfolio. For 30 days following the Transaction Date, you may transfer a portion, or the entire amount, of your accumulation value transferred to the Acquiring Portfolio to any other available variable investment options, or the fixed-rate option, free of charge. Transfers made due to the acquisition will not be counted with regard to the maximum number of free transfers and the limits on the number of transfers under your policy.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in good order at our Customer Service Office at The Guardian Insurance & Annuity Company, Inc., Individual Markets, Annuities, at P. O. Box 981592, El Paso, TX 79998-1592 (regular mail) or 5951 Luckett Ct., Bldg. A, El Paso, TX 79932 (overnight mail), sending an email to GIAC_CRU@glic.com or by calling 1-888 GUARDIAN (1-888-482-7432). If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time, you will receive that day’s unit values. If we receive your request on a business day after 4:00 p.m. or on a non-business day, you will receive the next business day’s unit values.

To obtain a copy of the prospectuses for the Acquiring Portfolio or any of the underlying funds for the variable investment options, please contact our Customer Service Office at the number listed above. Please refer to the fund’s prospectus for important information including fees and expenses. Please read the prospectus carefully before investing or sending money. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing.

You will not incur any fees or charges or any tax liability because of the acquisition. After the acquisition you will receive a confirmation showing the transfer of accumulation value from the subaccount that invests in the Portfolio to the subaccount that invests in the Acquiring Portfolio.

Further, on and after the Transaction Date, certain administrative programs will be impacted. Specifically:

•	Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes an Acquired Portfolio, you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Transaction Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Acquired Portfolio with the Acquiring Portfolio on the Transaction Date.

•	Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes an Acquired Portfolio, you may terminate your current instructions and provide new allocation instructions prior to the Transaction Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred to the Acquired Portfolio until the Transaction Date. If you do not provide new allocation instructions, your Portfolio Rebalancing will automatically be updated to replace the Acquired Portfolio with the Acquiring Portfolio on the Transaction Date.

•	Premium Allocation Instructions: If you have premium allocation instructions on file that include an Acquired Portfolio, you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Acquired Portfolio until the Transaction Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the Acquired Portfolio with the Acquiring Portfolio on the Transaction Date.

You may provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your Policy is in force.

As always, the availability of any investment option is subject to change. See your prospectus for more information concerning the addition, deletion or substitution of investments.

Except as set forth herein, all other provisions of the prospectuses noted above, as heretofore supplemented, shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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